UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013 (February 7, 2013)

ARMOUR Residential REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach, Florida 32963

(Address of principal executive offices)

Registrant's telephone number, including area code:
(772) 617-4340

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On February 7, 2013, ARMOUR Residential REIT, Inc. (the "Company") and ARMOUR Residential Management, LLC, entered into an Underwriting Agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc., UBS Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (collectively, the "Underwriters"), with respect to (i) the sale by the Company of 5,400,000 shares of the Company's 7.875% Series B Cumulative Redeemable Preferred Stock (the "Series B Preferred Stock") to the Underwriters and (ii) the grant by the Company to the Underwriters of an option to purchase all or part of 810,000 additional shares of the Company's Series B Preferred Stock to cover over-allotments, if any (together, the "Shares"). The Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2012 the Company filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland (the "Department") to designate 6,210,000 shares of the Company's authorized preferred stock, par value $0.001 per share, as Shares of Series B Preferred Stock with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective on February 12, 2013. A copy of the Articles Supplementary filed with the Department is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The Articles Supplementary provides that the Company will pay monthly cumulative dividends on the Series B Preferred Stock, in arrears, on the 27th day of each month (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from, and including, the date of original issuance of the Series B Preferred Stock at 7.875% of the $25.00 per Share liquidation preference per annum (equivalent to $1.96875 per annum per Share). The Articles Supplementary further provide that dividends will be payable to holders of record as they appear in the stock records of the Company for the Series B Preferred Stock at the close of business on the applicable record date, which shall be the 15th day of each month, whether or not a business day, in which the applicable dividend payment date falls.

The Series B Preferred Stock will not be redeemable before February 12, 2018, except under circumstances intended to preserve the Company's qualification as a real estate investment trust ("REIT") for federal income tax purposes and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On or after February 12, 2018, the Company may, at its option, redeem any or all of the shares of the Series B Preferred Stock at $25.00 per Share plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the Shares of Series B Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. The Series B Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company's common stock in connection with a Change of Control by the holders of Series B Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series B Preferred Stock will have the right (subject to the Company's election to redeem the Series B Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series B Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company's common stock per Share of Series B Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration as described in the Articles Supplementary.

There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company's qualification as a REIT. Except under limited circumstances, holders of the Series B Preferred Stock generally do not have any voting rights.

Item 9.01.         Financial Statements and Exhibits.

On February 12, 2013, Akerman Senterfitt delivered to the Company an opinion with respect to the validity of the Shares and an opinion regarding certain tax matters (collectively, the "Opinions"). The Opinions are being filed herewith, and thereby automatically incorporated by reference into the Company's Registration Statement on Form S-3ASR (No. 333-182583), in accordance with the requirements of Item 601(b)(5) and Item 601(b)(8), respectively, of Regulation S-K.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 7, 2013, among ARMOUR Residential REIT, Inc., and ARMOUR Residential Management, LLC, and Citigroup Global Markets Inc., UBS Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters listed on Schedule I attached thereto.

3.1	Articles Supplementary of 7.875% Series B Cumulative Redeemable Preferred Stock.

5.1	Opinion of Akerman Senterfitt regarding the validity of the shares.

8.1	Opinion of Akerman Senterfitt regarding tax matters.

12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Dividends.

23.1	Consent of Akerman Senterfitt (contained in Exhibit 5.1 hereto).

23.2	Consent of Akerman Senterfitt (contained in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMOUR RESIDENTIAL REIT, INC.

Dated: February 12, 2013	By:	/s/ Scott J. Ulm
Name: Scott J. Ulm
Title: Co-Chief Executive Officer, Chief Investment Officer, Co-Vice Chairman and Head of Risk Management